UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2018

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

664 Cruiser Lane
Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company[  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ].

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2018, Xtant Medical Holdings, Inc. (the “Company”) terminated the employment of Chris Valois, who served as Vice President, Sales and Marketing of the Company, effective immediately. To succeed Mr. Valois, the Company appointed Kevin D. Brandt as Senior Vice President and Chief Commercial Officer of the Company, effective immediately.

Mr. Brandt brings to the Company more than 28 years of experience in the medical device industry. As the former Executive Vice President and Chief Commercial Officer of RTI Surgical, Inc.’s domestic direct business, Mr. Brandt led all domestic direct lines of business for a global surgical implant company marketing biologic, medical and synthetic implants. Prior to joining RTI Surgical in 2012, Mr. Brandt was the president of Osteokinetics, a distributor of Stryker Corporation, from 2002-2012, and from 2000-2001 he was a senior director for U.S. spine sales at Stryker.

Item 7.01	Regulation FD Disclosure.

On July 10, 2018, the Company issued a press release announcing the appointment of Kevin D. Brandt as Senior Vice President and Chief Commercial Officer of the Company, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company is furnishing the information contained in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in this Item 7.01 of this report and Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Xtant Medical Holdings, Inc. dated July 10, 2018, entitled “Xtant Medical Appoints New Chief Commercial Officer.” (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Carl D. O’Connell
Carl D. O’Connell
Chief Executive Officer

Dated: July 10, 2018